EXHIBIT 10.1
                           ADVISORY SERVICE AGREEMENT


         THIS ADVISORY SERVICE AGREEMENT (the "Agreement") is made this 1st day of March 2006 by and between EGPI Firecreek, Inc. (the "Company") and Joseph M. Vazquez III, 5324 Pine Tree Drive Miami Beach, FL. 33140, (the "Advisor").

         WHEREAS, Advisor and Advisor's personnel and contacts have experience in advising corporate management, strategic planning, corporate development and forecasting, marketing, structuring investor relations programs, contract negotiations and performing general administrative duties for publicly-held companies and developing state investment ventures.

         NOW THEREFORE, in consideration of the mutual promises and conditions set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1. ENGAGEMENT. The Company hereby engages Advisor as of the date hereof and continuing until the termination as provided herein to provide or assist the Company with the following:

Design and arrange public and investor relations campaigns for the company

Distribute company news and relevant information to market makers, financial media outlets, selected internet stock pages/threads and the OTC analyst community

Create advertisements for financial periodicals to enhance market awareness programs

Write, edit and proof any and all correspondence related to public filings and announcements on behalf of the Company

Distribute and disseminate public materials to investor's and shareholders

Present client to various media and periodical sources, when appropriate; Interact with national

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and regional media outlets including appropriate trade journals

Lend assistance when requested to create any Corporate Overview and /or /Due Diligence packages for dissemination to potential investor's, shareholder's and client's

Create and develop a broker/lead campaign; Assist in the development of a marketing strategy

Write, edit and proof all press releases as appropriate and in concert with client milestones and newsworthy events

Consult with the company on general business and financial issue's

Perform due diligence presentations to market makers at the company's request

If necessary, negotiate or assist in the negotiation of source, distribution and marketing agreements with third party sources

Attend e-commerce and other industry conferences on behalf of the company

If necessary, assist in the preparation and completion of all Securities and Exchange Commission ("SEC") filings, including annual and quarterly reports, registration statements and any other SEC filing deemed necessary

Create a virtual office complete with dedicated phone lines, fax lines and a email address to allow more accessibility to the Company by the investment public. The investment public will include broker's, industry analysts, potential investor's and shareholder's. The virtual office would also provide more flexibility to communicate through audio grams and conference calls either between ourselves or to the general public/data base we will develop as time progresses. Advisor will take responsibility for guaranteeing a 24hr. turnaround time in response to information that needs to be sent, emails and verbal responses to question's as related to general questions or press releases. Advisor shall give any ongoing consulting support deemed necessary by client; (collectively the "Services").

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2. TERM. Unless sooner terminated in accordance with the termination provisions set forth in this Agreement, the term of this Agreement shall be for an initial term of (6) six months commencing on the date hereof (the "Initial Term"), and shall be automatically renewed for an additional term of (6) six months, unless at least (30) thirty days prior to the end of the Initial Term either party shall advise the other of its desire to terminate this Agreement (the "Additional Term").

3. TIME AND EFFORT OF ADVISOR SERVICES. Advisor shall allocate such time and assign such of Advisor's personnel as it deems necessary to complete the Services to be provided under this Agreement.

         Advisor agrees to allocate all necessary time and to dedicate its services solely to the Company for a period of 90 day's beginning January 1, 2006. The Company agrees to provide any and all information and or documents reasonably requested by Advisor and/or Advisor's personnel to assist in the performance of the Services required hereunder.

4. LIMITATION OF ADVISORS LIABILITY. In the absence of willful malfeasance, bad faith, negligence, or reckless disregard for the obligations and duties hereunder by Advisor, neither Advisor nor Advisor's personnel shall be liable to the Company or any of its subsidiaries, officers, directors or shareholders for any act or omission in the course of or connected with rendering the Services, including, but not limited to, losses that may be sustained in any corporate act in any subsequent business opportunity undertaken by the Company as a result of advice provided by Advisor or Advisor's personnel.

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5. ADVISORY SERVICES COMPENSATION. The Company shall pay to Advisor as compensation for the services under this Agreement during the first six (6) months of the initial term the amount of six thousand dollars (6,000) to set up the virtual office. Advisor will send copies of all invoices used for such office development and keep a schedule of such expenditures for audit of the set up budget. Company shall also pay the first month's fee of five thousand dollars ($5,000) Thereafter, Advisor knowing the current budgetary restrictions on the parent Company agrees that the monthly fees shall be accrued but not paid until the Company closes on its next round of financing with a minimum of five hundred thousand dollars ($500,000). Should the next financing be through any contact or introduction made be Advisor then Advisor agrees to waive all additional monthly fees against any finder's fee agreed to between Advisor and Company for assisting in such financing, Company agrees that if and when it achieves further financing of an aggregate minimum of five hundred thousand dollars ($500,000) without any assistance from Advisor then it shall paid all accrued monthly fees and shall then maintain agree monthly compensation. Before the end of the six months during the initial term Company will notify Advisor if monthly fee will be renewed for the second six months of the initial term of this agreement. The Company shall also issue to the Advisor 1,500,000 (One and a Half Million) warrants with the following strike prices: 500,000 warrants exercisable at $0.022 cents per share, 500,000 warrants exercisable at $0.06 cents per share and 500,000 warrants exercisable at $0.12 cents per share.

         All 144 shares underlying the warrants in part or whole shall carry unlimited piggyback registration rights. Upon the exercising of the underlying shares of the warrants in part or whole, such shares upon their registration shall convert into free trading shares of common stock.

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         All monies as well as shares/warrant's shall be deemed fully earned as of the date of the signing of this agreement.

6. COSTS AND EXPENSES. All third party costs and out-of-pocket expenses incurred by Advisor in excess of $500.00 shall be reimbursed to Advisor within ten (10) days of presentation of written notice to the Company. During the Initial Term and Additional Term, Advisor shall provide the Company with quarterly statements of the time, costs and out-of-pocket expenses incurred in performance of the Services. Additionally, all expenses shall be pre approved by the Company in advance to any monies being spent for reimbursement.

7. PLACE OF SERVICES. The Services to be provided hereunder shall be performed in such place as Advisor, in its sole discretion, deems is the best location for such Services and may include, but not be limited to the Advisor's offices, the Company's offices or such other location as required for the particular service to be performed.

8. INDEPENDENT CONTRACTOR. Advisor and Advisor's personnel will act as independent contractors in the performance of the Services under this Agreement. Accordingly, Advisor will be responsible for payment of all federal, state, and local taxes on compensation paid under this Agreement, including income and social security taxes, unemployment insurance, and any other taxes due relative to Advisor's personnel, and any and all business license fees as may be required. This Agreement neither expressly nor impliedly creates a relationship of principal and agent, or employment and employer, between Advisor and Advisor's personnel and the Company.

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         Neither Advisor nor Advisor's personnel are authorized to enter into any agreements on behalf of the Company. The Company expressly retains the right to approve, in its sole discretion, each opportunity introduced by Advisor, and to make all final decisions with respect to whether or not to accept or reject any business opportunity suggested or introduced by Advisor or Advisor's personnel.

9. REJECTED ASSET OPPORTUNITY OR BUSINESS OPPORTUNITY. If, during the Initial Term of this Agreement or the Additional Term, the Company elects not to proceed to acquire, participate or invest in any business opportunity identified and/or selected by Advisor or Advisor's personnel, notwithstanding the time and expense the Company may have incurred reviewing such transaction, such business opportunity shall revert back to and become proprietary to Advisor, and Advisor shall be entitled to acquire or broker the sale or investment in such rejected business opportunity for its own account, or submit such assets or business opportunity elsewhere. In such event, Advisor shall be entitled to any and all profits or fees resulting from Advisor's purchase, referral or placement of any such rejected business opportunity, or the Company's subsequent purchase or financing with such business opportunity in circumvention of Advisor.

10. NO AGENCY EXPRESS OR IMPLIED. This Agreement neither expressly nor impliedly creates a relationship of principal and agent between the Company and Advisor, or employee and employer as between Advisor and Advisor's personnel and the Company.


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11. TERMINATION. The Company and Advisor may terminate this Agreement at any time with mutual consent and either party name give notice of termination thirty
(30) days prior to the Additional Term. Failing such mutual consent, without prejudice to any other remedy to which the terminating party may be entitled, if any, either party may terminate this Agreement with thirty (30) days written notice under the following conditions:

         (A)  BY THE COMPANY.

              (1) If during the Initial Term of this Agreement or the Additional Term, Advisor is unable to provide the Services as set forth herein for thirty (30) consecutive business days because of illness, or other incapacity of Advisor's personnel; or,

              (2) If Advisor willfully breaches or neglects the duties required to be performed hereunder.

         (B)  BY ADVISOR.

              (1) If the Company breaches this Agreement or fails to make any payments or provide information or documents required hereunder; or,

              (2) If the Company ceases business or sells a controlling interest to a third party, or agrees to a consolidation or merger of itself with or into another corporation, or enters into such a transaction outside of the scope of this Agreement, or sells substantially all of its

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                   assets to another corporation, entity or individual outside the scope of this Agreement; or, (3) If the Company subsequent to the execution hereof has a receiver appointed for its business or assets, or otherwise becomes insolvent or unable to timely satisfy its obligations in the ordinary course of its business; or

              (4) If the Company subsequent to the execution hereof institutes, makes a general assignment for the benefit of creditors, has instituted against it any bankruptcy proceeding for reorganization or rearrangement of its financial affairs, files a petition in a court of bankruptcy, or is adjudicated a bankrupt; or

              (5) If any of the disclosures made herein or subsequent hereto by the Company to Advisor are determined to be materially false or misleading.

In the event either party elects to terminate for cause or this Agreement is terminated prior to the expiration of the Initial Term or if this Agreement is terminated by mutual written agreement, the Company shall be responsible to pay Advisor for unreimbursed expenses due hereunder.

12. INDEMNIFICATION. Subject to the provisions herein, the Company and Advisor agree to indemnify, defend and hold each other harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without

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limitation, interest, penalties and attorney's fees and expenses asserted against or imposed or incurred by either party by reason of or resulting from any action or a breach of any representation, warranty, covenant, condition, or agreement of the other party to this Agreement.

13. REMEDIES. Any and all remedies available hereunder shall be cumulative and nonexclusive and shall be in addition to any other remedy to which the parties may be entitled.

14. MISCELLANEOUS.

         (A) SUBSEQUENT EVENTS. Advisor and the Company each agree to notify the other party if, subsequent to the date of this Agreement, either party incurs obligations that could compromise its efforts and obligations under this Agreement.

         (B) AMENDMENT. This Agreement may be amended or modified at any time and in any manner only by an instrument in writing executed by the parties hereto.

         (C) FURTHER ACTIONS AND ASSURANCES. At any time and from time to time, each party agrees, at its or their expense, to take actions and to execute and deliver documents as may be reasonably necessary to effectuate the purpose of this Agreement.

         (D) WAIVER. Any failure of any party to this Agreement to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed. The failure of any party to this Agreement to enforce at any time of the provision of this Agreement shall in no way be construed to be a waiver of any such provision or a waiver of the right of such party thereafter to enforce each and every

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such provision. No waiver of any breach of or noncompliance with this Agreement shall be held to be a waiver of any other or subsequent breach or noncompliance.

         (E) ASSIGNMENT. Neither this Agreement nor any right created by it shall be assignable by either party without the prior written consent of both parties.

         (F) NOTICES. Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the United States mail for transmittal be certified or registered mail, postage prepaid, or when deposited with a recognized courier service for transmittal, or

         (G) when sent by facsimile transmission and such transmission is evidenced by log as satisfactorily transmitted, and in each case provided that the communication is addressed:

              (1) In the case of the Advisor:    Infinity Consulting Group, LLC
                                                 5324 Pine Tree Drive
                                                 Miami Beach, FL. 33140
                                                 Joseph M. Vazquez, III,
                                                 Managing Director

              (2) In the case of Company:        EGPI/Firecreek Int'l, Inc.
                                                 6564 Smoke Tree Lane
                                                 Town of Paradise Valley
                                                 Dennis Alexander,
                                                 Chairman and CFO

or to such other person or address designated in writing by the Company or advisor to receive notice and served on the other party in accordance with this section.

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         (H) HEADINGS. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (I) GOVERNING LAW. This Agreement was negotiated and its being contracted for in Florida, and shall be governed by the laws of the State of Florida. The parties expressly agree to venue in Broward County, Florida for any and all actions commenced relative to this Agreement.

         (J) BINDING EFFECT. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

         (K) ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter of this Agreement.

         (L) SEVERABILITY. If any party of this Agreement is deemed to be unenforceable the balance of the Agreement shall remain in full force and effect.

         (M) COUNTERPARTS. A facsimile, telecopy, or other reproduction of this Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The executed copy of this Agreement shall be valid and binding upon a party when transmitted by facsimile to the other party. At the request of any party hereto, all parties

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agree to execute an original of this Agreement, as well as, any facsimile, telecopy or other reproduction hereof.



         IN WITNESS WHEREOF, the parties have executed this Agreement on the date above written.


                                           Date Signed March 3, 2006
/s/                                        /s/
------------------------------             ---------------------------------
Infinity Consulting Group, LLC                 EGPI/Firecreek Int'l, Inc.
    Joseph M. Vazquez III                          Dennis Alexander
       Managing director                           Chairman and CFO



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                          EXHIBITS "A-1" THROUGH "A-3"
                     TERMS OF WARRANTS - DATED MARCH 1, 2006
                                      TO AN
                           ADVISORY SERVICE AGREEMENT
             BETWEEN EGPI FIRECREEK, INC. AND JOSEPH M. VAZQUEZ III;



                        (Attached on the Following Page)

                                   EXHIBIT A-1
                              EGPI FIRECREEK, INC.

     NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.


     Warrant                                                    Date:
     500,000                                                    March 1, 2006
                              EGPI FIRECREEK, INC.

                              Warrant Certificate


     EGPI FIRECREEK, INC., ("EGPI"), certifies that, for value received, Joseph
M. Vasquez III, or registered assigns (the "Holder"), is the owner of a Warrant of EGPI (the "Warrant"). The Warrant entitles the Holder to purchase from EGPI at any time prior to the Expiration Date (as defined below) up to 500,000 shares of Common Stock of EGPI. This Warrant is issued pursuant to an Advisory Services Agreement between Joseph M. Vasquez III and EGPI. The exercise price for the Warrant shall be $0.022 per share of Common Stock (the "Exercise Price"). The Warrant Holder has paid $100 for this Warrant.

     1.
         Vesting; Expiration Date; Exercise

     1.1
         VESTING. The Warrant granted hereunder shall be deemed fully vested, i.e., become exercisable as of the date hereof.

     1.2
         EXPIRATION DATE. The Warrant shall expire three (3) years from date hereof (the "Expiration Date.") After the Expiration Date, the Warrant shall expire and be of no further force or effect.

     1.3
         MANNER OF EXERCISE. The Warrant is exercisable by delivery to EGPI of the following (the "Exercise Documents"): (a) this Certificate (b) a written notice of election to exercise the Warrant; and (c) by payment of the Exercise Price in cash, by check in good funds, or by wire. Within 10 days following receipt of the foregoing, EGPI shall execute and deliver to the Holder: (a) a certificate or certificates representing the aggregate number of shares of Common Stock purchased by the Holder, and (b) if less than all of the shares covered by the Warrant evidenced by this Certificate is exercised, a new certificate evidencing the Warrant not so exercised shall be provided to Holder.

     2.
         Adjustments of Exercise Price and Number and Kind of Conversion Shares

     2.1
         In the event that EGPI shall at any time hereafter (a) pay a dividend in Common Stock or securities convertible into Common Stock; (b) subdivide or split its outstanding Common Stock; (c) combine its outstanding Common Stock into a smaller number of shares; (d) spin-off to its shareholders a subsidiary or operating-business unit; then the number of shares to be issued immediately after the occurrence of any such event shall be adjusted so that the Holder thereafter may receive the number of shares of Common Stock or the equivalent value it would have owned immediately following such action if it had exercised the Warrant immediately prior to such action and the Exercise Price shall be adjusted to reflect such proportionate increases or decreases in the number of shares.

     2.2
         In case of any reclassification of the outstanding shares of Common Stock (other than a change covered by Section 2.1 hereof or a change which solely affects the par value of such shares) or in the case of any merger or consolidation or merger in which EGPI is not the continuing corporation and which results in any reclassification or capital reorganization of the outstanding shares), the Holder shall have the right thereafter (until the Expiration Date) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such reclassification, capital reorganization, merger or consolidation, by a Holder of the number of shares of Common Stock obtainable upon the exercise of the Warrant immediately prior to such event; and if any reclassification also results in a change in shares covered by Section 2.1, then such adjustment shall be made pursuant to both this Section 2.2 and Section 2.1.
 The provisions of this Section 2.2 shall similarly apply to successive reclassifications, capital reorganizations and mergers or consolidations, sales or other transfers.

     3.
         TRANSFER. Subject to compliance with applicable securities laws, the Warrant is transferable on the books of EGPI maintained for such purpose by EGPI in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. If less than all of the Warrant evidenced by this Certificate is transferred, EGPI will, upon transfer, execute and deliver to the Holder a new certificate evidencing the Warrant not so transferred.

     4.
         RESERVATION OF SHARES. EGPI shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of Common Stock as shall from time to time be issuable upon exercise of the Warrant. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to permit the exercise of the Warrant, EGPI shall promptly seek such corporate action as may necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     5.
         CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of the Warrant, the Chief Financial Officer of EGPI shall compute such adjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. EGPI shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

     6.
         LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to EGPI of the ownership of and the loss, theft, destruction or mutilation of this Certificate, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of the Warrant, EGPI will execute and deliver in lieu thereof a new Certificate of like tenor as the lost, stolen, destroyed or mutilated Certificate.

     7.
         Representations and Warranties of EGPI hereby represents and Warrant to Holder that:

     7.1
         DUE AUTHORIZATION. All corporate action on the part of EGPI, its officers, directors and shareholders necessary for (a) the authorization, execution and delivery of, and the performance of all obligations of EGPI under this Warrant, and (b) the authorization, issuance, reservation for issuance and delivery of all of the Common Stock issuable upon exercise of this Warrant, has been duly taken. This Warrant constitute a valid and binding obligation of EGPI enforceable in accordance with their terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles.

     7.2
         ORGANIZATION. EGPI is a corporation duly organized, validly existing and in good standing under the laws of its incorporation and has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted and as currently proposed to be conducted.

     7.3
         VALID ISSUANCE OF STOCK. Any shares of Common Stock issued upon exercise of this Warrant will be duly and validly issued, fully paid, and non-assessable.

     7.4
         GOVERNMENTAL CONSENTS. All consents, approvals, orders, authorizations or registrations, qualifications, declarations or filings with any federal or state governmental authority on the part of EGPI required in connection with the consummation of the transactions contemplated herein have been obtained.

     8.
         NOTICES OF RECORD DATE.

     In case:

     8.1
         EGPI shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

     8.2
         of any consolidation or merger of EGPI with or into another corporation, any capital reorganization of EGPI, any reclassification of the capital stock of EGPI, or any conveyance of all or substantially all of the assets of EGPI to another corporation in which holders of EGPI's stock are to receive stock, securities or property of another corporation; or

     8.3
         of any voluntary dissolution, liquidation or winding-up of EGPI; or

     8.4
         of any redemption or conversion of all outstanding Common Stock; then, and in each such case, EGPI will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock or (such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up.
 EGPI shall use all reasonable efforts to ensure such notice shall be delivered at least 15 days prior to the date therein specified.

     9.
         SEVERABILITY. If any term, provision, covenant or restriction of the Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     10.
         NOTICES. All notices, requests, consents and other communications required hereunder shall be in writing and by first class mail or by registered or certified mail, postage prepaid, return receipt requested, and (other than in connection with the exercise of the Warrant) shall be deemed to have been duly made when received or, if sent registered or certified mail, postage prepaid, return receipt requested, on the third day following deposit in the mails: if addressed to the Holder, at the last address of such Holder on the books of EGPI; and if addressed to EGPI at EGPI FIRECREEK, INC., 6554 Smoke Tree Lane, Scottsdale, Arizona 85253, Attention: Dennis Alexander or such other address as it may designate in writing.

     11.
         NO RIGHTS AS SHAREHOLDER. The Holder shall have no rights as a shareholder of EGPI with respect to the shares issuable upon exercise of the Warrant until the receipt by EGPI of all of the Exercise Documents. Except as may be provided by Section 2 of this Certificate, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date EGPI receives all of the Exercise Documents.

     EGPI FIRECREEK, INC.





     By:
         ------------------------------------
         Dennis Alexander
         Its: Chairman and CFO

                           EXHIBIT "A" -TO THE WARRANT

                               NOTICE OF EXERCISE

     (To be signed only upon exercise of the Warrant)

     To:
         EGPI FIRECREEK, INC.

     The undersigned hereby elects to purchase shares of Common Stock (the "Warrant Shares") of EGPI FIRECREEK, INC. ("EGPI"), pursuant to the terms of the enclosed warrant certificate (the "Certificate"). The undersigned tenders herewith payment of the exercise price pursuant to the terms of the Certificate.

     The undersigned hereby represents and Warrant to, and agrees with, EGPI as follows:

     1.
         Holder is acquiring the Warrant Shares for its own account, for investment purposes only.

     2.
         Holder understands that an investment in the Warrant Shares involves a high degree of risk, and Holder has the financial ability to bear the economic risk of this investment in the Warrant Shares, including a complete loss of such investment. Holder has adequate means for providing for its current financial needs and has no need for liquidity with respect to this investment.

     3.
         Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrant Shares and in protecting its own interest in connection with this transaction.

     4.
         Holder understands that the Warrant Shares have not been registered under the Securities Act or under any state securities laws. Holder is familiar with the provisions of the Securities Act and Rule 144 thereunder and understands that the restrictions on transfer on the Warrant Shares may result in Holder being required to hold the Warrant Shares for an indefinite period of time.

     5.
         Holder agrees not to sell, transfer, assign, gift, create a security interest in, or otherwise dispose of, with or without consideration (collectively, "Transfer") any of the Warrant Shares except pursuant to an effective registration statement under the Securities Act or an exemption from registration. As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to EGPI any Transfer of the Warrant Shares by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, EGPI may require the contemplated transferee to furnish EGPI with an investment letter setting forth such information and agreements as may be reasonable requested by EGPI to ensure compliance by such transferee with the Securities Act.

     Each certificate evidencing the Warrant Shares will bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE EXERCISED, SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

     Number of Warrant Exercised:  ______________

     Dated:


     [Name]

                                   EXHIBIT A-2
                              EGPI FIRECREEK, INC.

     NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.



     Warrant                                                    Date:
     500,000                                                    March 1, 2006
                              EGPI FIRECREEK, INC.
                              Warrant Certificate




     EGPI FIRECREEK, INC., ("EGPI"), certifies that, for value received, Joseph
M. Vasquez III, or registered assigns (the "Holder"), is the owner of a Warrant of EGPI (the "Warrant"). The Warrant entitles the Holder to purchase from EGPI at any time prior to the Expiration Date (as defined below) up to 500,000 shares of Common Stock of EGPI. This Warrant is issued pursuant to an Advisory Services Agreement between Joseph M. Vasquez III and EGPI. The exercise price for the Warrant shall be $0.06 per share of Common Stock (the "Exercise Price"). The Warrant Holder has paid $100 for this Warrant.

     1.
         Vesting; Expiration Date; Exercise

     1.1
         VESTING. The Warrant granted hereunder shall be deemed fully vested, i.e., become exercisable as of the date hereof.

     1.2
         EXPIRATION DATE. The Warrant shall expire three (3) years from date hereof (the "Expiration Date.") After the Expiration Date, the Warrant shall expire and be of no further force or effect.

     1.3
         MANNER OF EXERCISE. The Warrant is exercisable by delivery to EGPI of the following (the "Exercise Documents"): (a) this Certificate (b) a written notice of election to exercise the Warrant; and (c) by payment of the Exercise Price in cash, by check in good funds, or by wire. Within 10 days following receipt of the foregoing, EGPI shall execute and deliver to the Holder: (a) a certificate or certificates representing the aggregate number of shares of Common Stock purchased by the Holder, and (b) if less than all of the shares covered by the Warrant evidenced by this Certificate is exercised, a new certificate evidencing the Warrant not so exercised shall be provided to Holder.

     2.
         Adjustments of Exercise Price and Number and Kind of Conversion Shares

     2.1

         In the event that EGPI shall at any time hereafter (a) pay a dividend in Common Stock or securities convertible into Common Stock; (b) subdivide or split its outstanding Common Stock; (c) combine its outstanding Common Stock into a smaller number of shares; (d) spin-off to its shareholders a subsidiary or operating-business unit; then the number of shares to be issued immediately after the occurrence of any such event shall be adjusted so that the Holder thereafter may receive the number of shares of Common Stock or the equivalent value it would have owned immediately following such action if it had exercised the Warrant immediately prior to such action and the Exercise Price shall be adjusted to reflect such proportionate increases or decreases in the number of shares.

     2.2
         In case of any reclassification of the outstanding shares of Common Stock (other than a change covered by Section 2.1 hereof or a change which solely affects the par value of such shares) or in the case of any merger or consolidation or merger in which EGPI is not the continuing corporation and which results in any reclassification or capital reorganization of the outstanding shares), the Holder shall have the right thereafter (until the Expiration Date) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such reclassification, capital reorganization, merger or consolidation, by a Holder of the number of shares of Common Stock obtainable upon the exercise of the Warrant immediately prior to such event; and if any reclassification also results in a change in shares covered by Section 2.1, then such adjustment shall be made pursuant to both this Section 2.2 and Section 2.1.
 The provisions of this Section 2.2 shall similarly apply to successive reclassifications, capital reorganizations and mergers or consolidations, sales or other transfers.

     3.
         TRANSFER. Subject to compliance with applicable securities laws, the Warrant is transferable on the books of EGPI maintained for such purpose by EGPI in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. If less than all of the Warrant evidenced by this Certificate is transferred, EGPI will, upon transfer, execute and deliver to the Holder a new certificate evidencing the Warrant not so transferred.

     4.
         RESERVATION OF SHARES. EGPI shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of Common Stock as shall from time to time be issuable upon exercise of the Warrant. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to permit the exercise of the Warrant, EGPI shall promptly seek such corporate action as may necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     5.
         CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of the Warrant, the Chief Financial Officer of EGPI shall compute such adjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. EGPI shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

     6.
         LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to EGPI of the ownership of and the loss, theft, destruction or mutilation of this Certificate, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of the Warrant, EGPI will execute and deliver in lieu thereof a new Certificate of like tenor as the lost, stolen, destroyed or mutilated Certificate.

     7.
         Representations and Warranties of EGPI hereby represents and Warrant to Holder that:

     7.1
         DUE AUTHORIZATION. All corporate action on the part of EGPI, its officers, directors and shareholders necessary for (a) the authorization, execution and delivery of, and the performance of all obligations of EGPI under this Warrant, and (b) the authorization, issuance, reservation for issuance and delivery of all of the Common Stock issuable upon exercise of this Warrant, has been duly taken. This Warrant constitute a valid and binding obligation of EGPI enforceable in accordance with their terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles.

     7.2
         ORGANIZATION. EGPI is a corporation duly organized, validly existing and in good standing under the laws of its incorporation and has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted and as currently proposed to be conducted.

     7.3
         VALID ISSUANCE OF STOCK. Any shares of Common Stock issued upon exercise of this Warrant will be duly and validly issued, fully paid, and non-assessable.

     7.4
         GOVERNMENTAL CONSENTS. All consents, approvals, orders, authorizations or registrations, qualifications, declarations or filings with any federal or state governmental authority on the part of EGPI required in connection with the consummation of the transactions contemplated herein have been obtained.

     8.
         NOTICES OF RECORD DATE.

     In case:

     8.1
         EGPI shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

     8.2
         of any consolidation or merger of EGPI with or into another corporation, any capital reorganization of EGPI, any reclassification of the capital stock of EGPI, or any conveyance of all or substantially all of the assets of EGPI to another corporation in which holders of EGPI's stock are to receive stock, securities or property of another corporation; or

     8.3
         of any voluntary dissolution, liquidation or winding-up of EGPI; or

     8.4
         of any redemption or conversion of all outstanding Common Stock; then, and in each such case, EGPI will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock or (such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up.
 EGPI shall use all reasonable efforts to ensure such notice shall be delivered at least 15 days prior to the date therein specified.

     9.
         SEVERABILITY. If any term, provision, covenant or restriction of the Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     10.
         NOTICES. All notices, requests, consents and other communications required hereunder shall be in writing and by first class mail or by registered or certified mail, postage prepaid, return receipt requested, and (other than in connection with the exercise of the Warrant) shall be deemed to have been duly made when received or, if sent registered or certified mail, postage prepaid, return receipt requested, on the third day following deposit in the mails: if addressed to the Holder, at the last address of such Holder on the books of EGPI; and if addressed to EGPI at EGPI FIRECREEK, INC., 6554 Smoke Tree Lane, Scottsdale, Arizona 85253, Attention: Dennis Alexander or such other address as it may designate in writing.

     11.
         NO RIGHTS AS SHAREHOLDER. The Holder shall have no rights as a shareholder of EGPI with respect to the shares issuable upon exercise of the Warrant until the receipt by EGPI of all of the Exercise Documents. Except as may be provided by Section 2 of this Certificate, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date EGPI receives all of the Exercise Documents.

     EGPI FIRECREEK, INC.





     By:
         -----------------------------------
         Dennis Alexander
         Its: Chairman and CFO

                           EXHIBIT "A" -TO THE WARRANT

                               NOTICE OF EXERCISE

     (To be signed only upon exercise of the Warrant)

     To:
         EGPI FIRECREEK, INC.

     The undersigned hereby elects to purchase shares of Common Stock (the "Warrant Shares") of EGPI FIRECREEK, INC. ("EGPI"), pursuant to the terms of the enclosed warrant certificate (the "Certificate"). The undersigned tenders herewith payment of the exercise price pursuant to the terms of the Certificate.

     The undersigned hereby represents and Warrant to, and agrees with, EGPI as follows:

     1.
         Holder is acquiring the Warrant Shares for its own account, for investment purposes only.

     2.
         Holder understands that an investment in the Warrant Shares involves a high degree of risk, and Holder has the financial ability to bear the economic risk of this investment in the Warrant Shares, including a complete loss of such investment. Holder has adequate means for providing for its current financial needs and has no need for liquidity with respect to this investment.

     3.
         Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrant Shares and in protecting its own interest in connection with this transaction.

     4.
         Holder understands that the Warrant Shares have not been registered under the Securities Act or under any state securities laws. Holder is familiar with the provisions of the Securities Act and Rule 144 thereunder and understands that the restrictions on transfer on the Warrant Shares may result in Holder being required to hold the Warrant Shares for an indefinite period of time.

     5.
         Holder agrees not to sell, transfer, assign, gift, create a security interest in, or otherwise dispose of, with or without consideration (collectively, "Transfer") any of the Warrant Shares except pursuant to an effective registration statement under the Securities Act or an exemption from registration. As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to EGPI any Transfer of the Warrant Shares by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, EGPI may require the contemplated transferee to furnish EGPI with an investment letter setting forth such information and agreements as may be reasonable requested by EGPI to ensure compliance by such transferee with the Securities Act.

     Each certificate evidencing the Warrant Shares will bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE EXERCISED, SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

     Number of Warrant Exercised:  ______________

     Dated:


     [Name]

                                   EXHIBIT A-3
                              EGPI FIRECREEK, INC.

     NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.



     Warrant                                                    Date:
     500,000                                                    March 1, 2006
                               EGPI FIRECREEK, INC.
                               Warrant Certificate




     EGPI FIRECREEK, INC., ("EGPI"), certifies that, for value received, Joseph
M. Vasquez III, or registered assigns (the "Holder"), is the owner of a Warrant of EGPI (the "Warrant"). The Warrant entitles the Holder to purchase from EGPI at any time prior to the Expiration Date (as defined below) up to 500,000 shares of Common Stock of EGPI. This Warrant is issued pursuant to an Advisory Services Agreement between Joseph M. Vasquez III and EGPI. The exercise price for the Warrant shall be $0.12 per share of Common Stock (the "Exercise Price"). The Warrant Holder has paid $100 for this Warrant.

     1.
         Vesting; Expiration Date; Exercise

     1.1
         VESTING. The Warrant granted hereunder shall be deemed fully vested, i.e., become exercisable as of the date hereof.

     1.2
         EXPIRATION DATE. The Warrant shall expire three (3) years from date hereof (the "Expiration Date.") After the Expiration Date, the Warrant shall expire and be of no further force or effect.

     1.3
         MANNER OF EXERCISE. The Warrant is exercisable by delivery to EGPI of the following (the "Exercise Documents"): (a) this Certificate (b) a written notice of election to exercise the Warrant; and (c) by payment of the Exercise Price in cash, by check in good funds, or by wire. Within 10 days following receipt of the foregoing, EGPI shall execute and deliver to the Holder: (a) a certificate or certificates representing the aggregate number of shares of Common Stock purchased by the Holder, and (b) if less than all of the shares covered by the Warrant evidenced by this Certificate is exercised, a new certificate evidencing the Warrant not so exercised shall be provided to Holder.

     2.
         Adjustments of Exercise Price and Number and Kind of Conversion Shares

     2.1

         In the event that EGPI shall at any time hereafter (a) pay a dividend in Common Stock or securities convertible into Common Stock; (b) subdivide or split its outstanding Common Stock; (c) combine its outstanding Common Stock into a smaller number of shares; (d) spin-off to its shareholders a subsidiary or operating-business unit; then the number of shares to be issued immediately after the occurrence of any such event shall be adjusted so that the Holder thereafter may receive the number of shares of Common Stock or the equivalent value it would have owned immediately following such action if it had exercised the Warrant immediately prior to such action and the Exercise Price shall be adjusted to reflect such proportionate increases or decreases in the number of shares.

     2.2
         In case of any reclassification of the outstanding shares of Common Stock (other than a change covered by Section 2.1 hereof or a change which solely affects the par value of such shares) or in the case of any merger or consolidation or merger in which EGPI is not the continuing corporation and which results in any reclassification or capital reorganization of the outstanding shares), the Holder shall have the right thereafter (until the Expiration Date) to receive upon the exercise hereof, for the same aggregate Exercise Price payable hereunder immediately prior to such event, the kind and amount of shares of stock or other securities or property receivable upon such reclassification, capital reorganization, merger or consolidation, by a Holder of the number of shares of Common Stock obtainable upon the exercise of the Warrant immediately prior to such event; and if any reclassification also results in a change in shares covered by Section 2.1, then such adjustment shall be made pursuant to both this Section 2.2 and Section 2.1.
 The provisions of this Section 2.2 shall similarly apply to successive reclassifications, capital reorganizations and mergers or consolidations, sales or other transfers.

     3.
         TRANSFER. Subject to compliance with applicable securities laws, the Warrant is transferable on the books of EGPI maintained for such purpose by EGPI in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. If less than all of the Warrant evidenced by this Certificate is transferred, EGPI will, upon transfer, execute and deliver to the Holder a new certificate evidencing the Warrant not so transferred.

     4.
         RESERVATION OF SHARES. EGPI shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, such number of shares of Common Stock as shall from time to time be issuable upon exercise of the Warrant. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to permit the exercise of the Warrant, EGPI shall promptly seek such corporate action as may necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

     5.
         CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of the Warrant, the Chief Financial Officer of EGPI shall compute such adjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. EGPI shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

     6.
         LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to EGPI of the ownership of and the loss, theft, destruction or mutilation of this Certificate, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of the Warrant, EGPI will execute and deliver in lieu thereof a new Certificate of like tenor as the lost, stolen, destroyed or mutilated Certificate.

     7.
         Representations and Warranties of EGPI hereby represents and Warrant to Holder that:

     7.1
         DUE AUTHORIZATION. All corporate action on the part of EGPI, its officers, directors and shareholders necessary for (a) the authorization, execution and delivery of, and the performance of all obligations of EGPI under this Warrant, and (b) the authorization, issuance, reservation for issuance and delivery of all of the Common Stock issuable upon exercise of this Warrant, has been duly taken. This Warrant constitute a valid and binding obligation of EGPI enforceable in accordance with their terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles.

     7.2
         ORGANIZATION. EGPI is a corporation duly organized, validly existing and in good standing under the laws of its incorporation and has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted and as currently proposed to be conducted.

     7.3
         VALID ISSUANCE OF STOCK. Any shares of Common Stock issued upon exercise of this Warrant will be duly and validly issued, fully paid, and non-assessable.

     7.4
         GOVERNMENTAL CONSENTS. All consents, approvals, orders, authorizations or registrations, qualifications, declarations or filings with any federal or state governmental authority on the part of EGPI required in connection with the consummation of the transactions contemplated herein have been obtained.

     8.
         NOTICES OF RECORD DATE.

     In case:

     8.1
         EGPI shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

     8.2
         of any consolidation or merger of EGPI with or into another corporation, any capital reorganization of EGPI, any reclassification of the capital stock of EGPI, or any conveyance of all or substantially all of the assets of EGPI to another corporation in which holders of EGPI's stock are to receive stock, securities or property of another corporation; or

     8.3
         of any voluntary dissolution, liquidation or winding-up of EGPI; or

     8.4
         of any redemption or conversion of all outstanding Common Stock; then, and in each such case, EGPI will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock or (such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up.
 EGPI shall use all reasonable efforts to ensure such notice shall be delivered at least 15 days prior to the date therein specified.

     9.
         SEVERABILITY. If any term, provision, covenant or restriction of the Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     10.
         NOTICES. All notices, requests, consents and other communications required hereunder shall be in writing and by first class mail or by registered or certified mail, postage prepaid, return receipt requested, and (other than in connection with the exercise of the Warrant) shall be deemed to have been duly made when received or, if sent registered or certified mail, postage prepaid, return receipt requested, on the third day following deposit in the mails: if addressed to the Holder, at the last address of such Holder on the books of EGPI; and if addressed to EGPI at EGPI FIRECREEK, INC., 6554 Smoke Tree Lane, Scottsdale, Arizona 85253, Attention: Dennis Alexander or such other address as it may designate in writing.

     11.
         NO RIGHTS AS SHAREHOLDER. The Holder shall have no rights as a shareholder of EGPI with respect to the shares issuable upon exercise of the Warrant until the receipt by EGPI of all of the Exercise Documents. Except as may be provided by Section 2 of this Certificate, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date EGPI receives all of the Exercise Documents.

     EGPI FIRECREEK, INC.





     By:
         -----------------------------------
         Dennis Alexander
         Its: Chairman and CFO

                           EXHIBIT "A" -TO THE WARRANT

                               NOTICE OF EXERCISE

     (To be signed only upon exercise of the Warrant)

     To:
         EGPI FIRECREEK, INC.

     The undersigned hereby elects to purchase shares of Common Stock (the "Warrant Shares") of EGPI FIRECREEK, INC. ("EGPI"), pursuant to the terms of the enclosed warrant certificate (the "Certificate"). The undersigned tenders herewith payment of the exercise price pursuant to the terms of the Certificate.

     The undersigned hereby represents and Warrant to, and agrees with, EGPI as follows:

     1.
         Holder is acquiring the Warrant Shares for its own account, for investment purposes only.

     2.
         Holder understands that an investment in the Warrant Shares involves a high degree of risk, and Holder has the financial ability to bear the economic risk of this investment in the Warrant Shares, including a complete loss of such investment. Holder has adequate means for providing for its current financial needs and has no need for liquidity with respect to this investment.

     3.
         Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Warrant Shares and in protecting its own interest in connection with this transaction.

     4.
         Holder understands that the Warrant Shares have not been registered under the Securities Act or under any state securities laws. Holder is familiar with the provisions of the Securities Act and Rule 144 thereunder and understands that the restrictions on transfer on the Warrant Shares may result in Holder being required to hold the Warrant Shares for an indefinite period of time.

     5.
         Holder agrees not to sell, transfer, assign, gift, create a security interest in, or otherwise dispose of, with or without consideration (collectively, "Transfer") any of the Warrant Shares except pursuant to an effective registration statement under the Securities Act or an exemption from registration. As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to EGPI any Transfer of the Warrant Shares by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, EGPI may require the contemplated transferee to furnish EGPI with an investment letter setting forth such information and agreements as may be reasonable requested by EGPI to ensure compliance by such transferee with the Securities Act.

     Each certificate evidencing the Warrant Shares will bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE EXERCISED, SOLD, PLEDGED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

     Number of Warrant Exercised:  ______________

     Dated:


     [Name]